Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of STWC Holdings, Inc. (the "Company") on Form 10-K for the period ended January 31, 2019 as filed with the Securities and Exchange Commission (the "Report"), Erin Phillips, the Company’s Principal Executive and Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

April 30, 2019

By: /s/ Erin Phillips
Erin Phillips, CEO and Treasurer
(Principal Executive and Financial Officer)